UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

 Item 1.01Entry into a Material Definitive Agreement.

MFP Loan Agreement

On September 22, 2022, in support of S&W Seed Company’s (the “Company”) ongoing efforts to solidify and stabilize its financial position and balance sheet, MFP Partners, L.P. (“MFP”) provided a letter of credit, issued by JPMorgan Chase Bank, N.A. for the account of MFP, with a face amount of $9,000,000 (the “Specified LC”), for the benefit of CIBC Bank USA (“CIBC”), as additional collateral to support the Company’s obligations under the Company’s Loan and Security Agreement with CIBC, dated December 26, 2019 (as amended, the “CIBC Loan Agreement”), by and among the Company, Seed Holding, LLC, Stevia California, LLC and CIBC. The Specified LC matures on January 23, 2023, one month after the maturity date of the CIBC Loan Agreement.

Concurrently, on September 22, 2022 the Company entered into a Subordinate Loan and Security Agreement (the “MFP Loan Agreement”) with MFP, pursuant to which any draw CIBC may make on the Specified LC (a “Bank Draw”) will be deemed to be a term loan advance made by MFP to the Company. The MFP Loan Agreement will mature on November 30, 2025. Pursuant to the MFP Loan Agreement, the Company will pay to MFP a cash fee through the maturity date of the Specified LC equal to 3.50% per annum on all amounts remaining undrawn under the Specified LC. In the event any term advances are deemed made under the MFP Loan Agreement, such advances will bear interest at a rate per annum equal to term SOFR (with a floor of 1.25%) plus 9.25%, half of which will be payable in cash on the last day of each fiscal quarter and half of which will accrue as payment in kind interest payable on the maturity date, unless, with respect to any quarterly payment date, the Company elects to pay such interest in cash.

The MFP Loan Agreement includes customary affirmative and negative covenants and events of default. The MFP Loan Agreement is secured by substantially all of the assets of the Company and is subordinated to the CIBC Loan Agreement. Upon the occurrence and during the continuance of an event of default, MFP may declare all outstanding obligations under the MFP Loan Agreement immediately due and payable and take such other actions as set forth in the MFP Loan Agreement.

MFP is the Company’s largest shareholder. One of the Company’s directors, Alexander C. Matina, is a Portfolio Manager of MFP Investors LLC, the general partner of MFP.

6th Amendment to CIBC Loan Agreement

On September 22, 2022, the Company entered into a Sixth Amendment to Loan and Security Agreement (the “CIBC Amendment”) with CIBC, amending the CIBC Loan Agreement. The CIBC Amendment, among other things, (i) reduces the maximum loan amount available to the Company to $18,000,000 from $20,000,000, (ii) sets the Company’s borrowing base eligible inventory sublimit at $9,000,000, (iii) specifies that the inventory sublimit cannot be reduced below the proceeds available to be drawn under the Specified LC, and (iv) waives the Company’s non-compliance with certain financial covenants under the CIBC Loan Agreement.

MFP Warrants

Pursuant to the terms and conditions of the MFP Loan agreement, on September 22, 2022, the Company issued to MFP a warrant (the “Initial Warrant”) to purchase up to 500,000 shares of the Company’s Common Stock (the “Initial Warrant Shares”), which number of shares may be reduced by up to one half in connection with any Bank Draws, pursuant to the following formula: (x) $9,000,000 minus the aggregate amount of any Bank Draws as of any exercise date, divided by (y) $9,000,000, multiplied by (z) 250,000. In addition, upon each Bank Draw, the Company will issue to MFP additional warrants (the “Additional Warrants” and together with the Initial Warrant, the “Warrants”), to purchase such number of shares of the Company’s Common Stock as is equal to the quotient of (A) the product of (x) the amount of each Bank Draw multiplied by (y) 40%, divided by (B) $1.60 (together with the Initial Warrant Shares, the “Warrant Shares”). The Warrant Shares are issuable pursuant to the Warrants at an exercise price of $1.60 per Warrant Share (subject to adjustment in connection with any stock dividends and splits, distributions with respect to Common Stock and certain fundamental transactions as described in the Initial Warrant) and each Warrant will expire five years from the date of issuance.

2nd Amendment to Rooster Note

In addition, on September 22, 2022, the Company entered into a Second Amendment to Note (the “Rooster Amendment”) with Rooster Capital LLC (“Rooster”), amending the Company’s promissory note, dated November 30, 2017, originally issued to Conterra Agricultural Capital, LLC, and subsequently endorsed to Rooster (as amended, the “Rooster Note”). The Rooster Amendment extends the maturity date of the Rooster Note from November 30, 2022 to December 23, 2022.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the MFP Loan Agreement provided in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02Unregistered Sales of Equity Securities.

The description of the Warrants set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

None of the Warrants or the Warrant Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Company has relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. In connection with the execution of the Purchase Agreement, MFP represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities purchased by MFP were acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By:	/s/ Elizabeth Horton
Elizabeth Horton
Chief Financial Officer

Date: September 26, 2022